EXHIBIT 99.2
Endo and Penwest File Lawsuit Against Impax Laboratories Relating to OPANA(R) ER
CHADDS FORD, PA and DANBURY, CT, Jan 25, 2008 (MARKET WIRE via COMTEX News Network) — Endo Pharmaceuticals Inc., a subsidiary of Endo Pharmaceuticals Holdings Inc. (NASDAQ: ENDP), and Penwest Pharmaceuticals Co. (NASDAQ: PPCO) announced today that they have filed a lawsuit against IMPAX Laboratories, Inc. in the United States District Court for the District of Delaware in connection with IMPAX’s Abbreviated New Drug Application (ANDA) for OPANA(R) ER (oxymorphone HCl) extended-release tablets CII.
The lawsuit is in response to IMPAX’s notice to Endo and Penwest, announced on December 17, 2007, advising of the FDA’s acceptance for substantive review, as of November 23, 2007, of IMPAX’s ANDA containing a Paragraph IV certification under 21 U.S.C. Section 355(j) for oxymorphone hydrochloride extended-release tablets CII. IMPAX stated in its Paragraph IV certification notice letter that the FDA requested IMPAX to provide notification to Endo and Penwest of this certification. IMPAX’s Paragraph IV certification notice refers to certain Penwest patents listed in the FDA’s Orange Book relating to the formulation of OPANA ER. The complaint filed today alleges infringement of certain of these Orange Book-listed patents.
As previously disclosed, Endo and Penwest filed a lawsuit against IMPAX on November 15, 2007 in the United States District Court for the District of Delaware in response to a series of Paragraph IV certification notices that Endo and Penwest assert were wrongfully served on them by IMPAX. These prior Paragraph IV Certification Notices related to the same Orange Book-listed patents for OPANA ER and were served on Endo and Penwest after the acceptance of IMPAX’s ANDA was rescinded by the FDA. Endo and Penwest continue to believe that these prior Paragraph IV Certification Notices are null, void and of no legal effect.
OPANA ER has been granted new dosage form regulatory exclusivity that prevents the FDA from approving any ANDA for a generic version of OPANA ER for launch prior to June 22, 2009, the date such regulatory exclusivity expires.
About Endo
Endo Pharmaceuticals Holdings Inc. is a fully integrated specialty pharmaceutical company with market leadership in pain management products. Through its Endo Pharmaceuticals Inc. subsidiary, the company researches, develops, produces and markets a broad product offering of both branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available online at www.endo.com.
About Penwest Pharmaceuticals
Penwest is a drug development pharmaceutical company dedicated to bringing to the marketplace innovative products that help improve the lives of patients. The Company’s goal is to identify, develop and commercialize prescription products that address unmet medical needs, primarily for diseases of the nervous system. Penwest is currently applying its drug delivery and drug development expertise to a pipeline of potential products that are in various stages of development and that it intends to commercialize independently or through third party alliances.
Endo Forward-Looking Statement
This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Statements that are not historical facts, including statements which are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects” or similar expressions and statements are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. The reader should not rely on any forward-looking statement. The Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-

looking statements contained in this press release. Important factors that may affect future results include, but are not limited to: market acceptance of the Company’s products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company’s product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; a determination by a regulatory agency that we are engaging in inappropriate sales or marketing activities, including promoting the “off-label” use of our products; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed with the SEC on March 1, 2007. Readers should evaluate any statement in light of these important factors.
Penwest Forward-Looking Statement
The matters discussed herein contain forward-looking statements that involve risks and uncertainties, which may cause Penwest’s actual results in future periods to be materially different from any future performance suggested herein. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “potential” and similar expressions are intended to identify forward-looking statements. Important factors that could cause results to differ materially include: risks relating to the commercial success of Opana ER and our reliance on Endo for the commercial success of Opana ER, regulatory risks relating to drugs in development, including the timing and outcome of regulatory submissions and regulatory actions; uncertainty of success of collaborations; the timing of clinical trials, including the impact of enrollment rates; whether the results of clinical trials will warrant further clinical trials, warrant submission of an application for regulatory approval of, or warrant the regulatory approval of, the product that is the subject of the trial; whether the patents and patent applications owned by Penwest will protect Penwest’s products and technology and prevent others from infringing it; actual and potential competition; the need for capital; and other risks as set forth under the caption Risk Factors in Penwest’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2007, which risk factors are incorporated herein by reference.
The forward-looking statements contained in this press release speak only as of the date of the statement made. Penwest disclaims any intention or obligation to update any forward-looking statements.
All trademarks referenced herein are the property of their respective owners.